E*TRADE E-COMMERCE INDEX FUND
ANNUAL REPORT

Dear E*TRADE Funds Shareholders,

We are writing to report the performance of the E*TRADE E-Commerce Index Fund (the "Fund") for the year ended December 31, 2000. We'd also like to take this opportunity to thank all of you for your investment in the Fund.

The Fund's investment objective is to provide investment results that match, before fees and expenses, the total return of the stocks comprising the Goldman Sachs E-Commerce (GSECTM) Index (the "GSEC Index" or "Index").* The GSEC Index was developed by Goldman, Sachs & Co. and is an equity benchmark of selected U.S. traded stocks designed to track the performance of thee-commerce sector (primarily on-line merchants and the companies that provide the infrastructure needed to do business on-line).

--------------------------------------------------------------------------------
                      RETURNS FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                        AVERAGE ANNUAL RETURN            CUMULATIVE RETURN
---------- ----------- -------------------------- ------------------------------
                       SINCE        11/1/99-        SINCE       11/1/99-
           ONE YEAR    INCEPTION**  12/31/00**      INCEPTION** 12/31/00**
---------- ----------- ------------ --------------- ----------- ----------------
Fund        -41.52%     -8.18%       -12.28%         -9.71%     -14.18%
---------- ----------- ------------ --------------- ----------- ----------------
GSEC Index  -41.32%     -            -11.52%         -          -13.32%
---------- ----------- ------------ --------------- ----------- ----------------

The following table shows the hypothetical return of $10,000 invested in the GSEC Index (and not the return of any fund).

                        E-COMMERCE
 DATE                     INDEX+
-----------------------------------------

     10/22/99          $10,000
     11/30/99          $11,747
     12/31/99          $14,769
      1/31/00          $13,642
      2/29/00          $16,046
      3/31/00          $16,008
      4/30/00          $14,025
      5/31/00          $12,037
      6/30/00          $14,034
      7/31/00          $13,823
      8/31/00          $16,054
      9/30/00          $14,432
     10/31/00          $13,043
     11/30/00          $ 9,516
     12/31/00          $ 8,667



The following table provides the hypothetical account values of $10,000 invested in the Fund as of the end of each month in which the Fund was operational for the period ended December 31, 2000.



                    E*TRADE E-COMMERCE
 DATE                  INDEX FUND+
-----------------------------------------

     10/22/99                 $10,000.00
     11/30/99                 $12,320.00
     12/31/99                 $15,440.00
      1/31/00                 $14,270.00
      2/29/00                 $16,780.00
      3/31/00                 $16,740.00
      4/30/00                 $14,680.00
      5/31/00                 $12,600.00
      6/30/00                 $14,680.00
      7/31/00                 $14,450.00
      8/31/00                 $16,770.00
      9/30/00                 $15,060.00
     10/31/00                 $13,610.00
     11/30/00                  $9,920.00
     12/31/00                  $9,029.00


[insert graph]


+Hypothetical illustration of $10,000 invested at inception (commencement of operations was August 13, 1999), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000. This graph reflects the Fund's operating expenses, but the Index does not have expenses, which would have lowered its performance.

You should remember that past performance is no guarantee of future returns and the Fund may not be able to duplicate its performance. The investment return and principal value of an investment in the Fund will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

In addition to our current family of no-load index funds, we are pleased to introduce two new funds to help you diversify your current portfolio - E*TRADE Financial Sector Index Fund and E*TRADE Russell 2000(R) Index Fund.

E*TRADE FINANCIAL SECTOR INDEX FUND:

The E*TRADE Financial Sector Index Fund's investment objective is to seek to match as closely as practicable, before fees and expenses, the total return of the stocks comprising the Dow Jones U.S. Financial Sector (DJFS) Index.SM*** . Because the E*TRADE Financial Sector Index Fund is non-diversified and invests in a single sector of the overall market, it may be subject to additional risk not typically associated with broadly diversified offerings.

E*TRADE RUSSELL 2000 INDEX FUND:

The E*TRADE Russell 2000 Index Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 IndexSM****, a recognized benchmark for the small-cap group. Certain risks are associated with investment in small-cap companies. Small-cap companies tend to be: less financially secure than large-capitalization companies; have less diverse product lines; be more susceptible to adverse developments concerning their products; be more thinly traded; have less liquidity; and have greater volatility in the price of their securities.

Adding these two index funds is part of the ongoing strategy of E*TRADE Funds to offer a complete proprietary mutual fund product lineup for investors seeking the benefits of broad portfolio diversification. Please check out http://www.etradefunds.etrade.com for a prospectus containing more information, including fees and expenses. Please read the prospectus carefully before you invest or send money.

The Fund's audited financial statements for the year ended December 31, 2000 are provided below. We hope you will find them useful for evaluating and monitoring your investment. Thank you again for your continued participation in the E*TRADE E-Commerce Index Fund.

Sincerely,

E*TRADE Funds


* GSECTM is a trademark of Goldman, Sachs & Co. and has been licensed for use by E*TRADE Asset Management, Inc. for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates and neither Goldman, Sachs & Co. nor any of its affiliates makes any representation regarding the advisability of investing in the Fund.

** The Fund began operations on October 22, 1999. Index Comparisons began on November 1, 1999.

*** "Dow JonesSM" and "Dow Jones U.S. Financial Sector IndexSM" are service marks of Dow Jones & Company Inc. and have been licensed for use for certain purposes by E*TRADE Asset Management, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information.

**** Frank Russell Company does not sponsor the Fund nor is it affiliated in any way with E*TRADE Asset Management or the Fund. "Frank Russell Company" and "Russell 2000 Index" are service marks of the Frank Russell Company and have been licensed for use for certain purposes by E*TRADE Asset Management, Inc. The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund. Please see the Statement of Additional Information.

FINANCIAL MARKETS COMMENTARY

The year was one of extraordinary events paired with extreme volatility. The major benchmarks set all-time highs before falling to historic lows. The Federal Reserve Board (the "Fed") raised rates not once but three times during the first half alone. The Nasdaq reached an all-time high on March 10, then dropped more than 50% to its year low on December 20. As investors fled "new economy" stocks in favor of traditional "old economy" stocks, most of the names in the Index languished. Those companies in the Index that did fare well generally did so due to their ties to "old economy" sectors. For example, the Fund's seventh largest holding, Charles Schwab Corp., benefited from the rise in the financial sector.

In a foreshadowing of the year to come, the first quarter was filled with turbulence. On January 10, America Online agreed to pay $156 billion in stock for Time Warner. The combined companies, the Fund's ninth largest holding, represented the largest merger to date. On the same day, the Nasdaq rose 167.1 points to 4049.7. However, the mood quickly changed as higher-than-expected fourth quarter GDP figures renewed investor concerns about the possibility of higher interest rates. In response, markets tumbled in January, dragged down by the technology sector. The Fed raised interest rates in February and again in March, as strong economic numbers continued to surface. Each increase was met with a market rally.

The ruling on April 3rd to break up Microsoft, the Fund's fifth largest holding, sent the stock tumbling more than 14% for the day and triggered a sell-off among technology stocks. Strong economic figures were released mid-month and the sell-off continued to spread beyond the technology sector. The Nasdaq Composite Index declined 25% in one week. The Nasdaq then rebounded almost 10% to end the month down almost 16%. In May, the Fed responded to new signs of an overheated economy by hiking rates. The 0.50% increase accompanied a suggestion that further tightening was possible, and the Nasdaq declined an additional 12%. However, a pause in Fed tightening helped the equity markets to rebound in June: the Nasdaq rose 17% for the month but still ended the quarter down more than 13%.

By the third quarter, the price of oil, which had been on the rise for more than a year, reached its highest level in more than ten years. Adding to investor concerns, the European currency had sunk to a new low against the US Dollar. The prospects for future corporate profitability, particularly for companies with European exposure, came into question. Intel realized investor fears in September when it released an earnings warning, citing, among other things, low European demand. For the quarter, the Nasdaq lost 7.4%.

After a difficult third quarter, the technology-heavy Nasdaq Composite Index declined sharply in the fourth quarter. The Index lost 22.9% in November alone, as technology companies revised their earnings estimates downward. As concerns about the technology sector continued to grow, even those technology names in the Index that delivered healthy estimates were dragged down. Internet computing company Sun Microsystems, the Fund's eighth largest holding, plunged 76% during the fourth quarter alone, despite strong earnings. Software giant Oracle Corp., the Fund's largest holding and 8.5% of assets, also fell sharply in November. On November 20, when the company announced that its Executive Vice President would leave the firm to become CEO of Veritas Software, the share price fell 14% for the day. Skepticism about the weak euro's impact on earnings caused further deterioration to Oracle's share price. After hitting a 21-month low on December 20 that represented a drop of more than 50% from its March 10 peak, the Nasdaq finished the year down 39.2%, its worst performance since its inception in 1971.

E*TRADE E*Commerce Index Fund
Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES       VALUE
                                                     -----------  --------------
COMMON STOCK (100.3% OF NET ASSETS)
------------------------------

ADVERTISING                             (0.3%)
    Doubleclick, Inc.                                    6,179    $      67,969*
    Verticalnet, Inc.                                    4,122           27,437*
                                                                  --------------
                                                                         95,406
                                                                  --------------
BUSINESS SERVICES                       (1.4%)
    Freemarkets, Inc.                                    1,918           36,442*
    Internet Capital Group, Inc.                        13,308           43,667*
    Kana Communication, Inc.                             4,607           52,981*
    Purchasepro.Com, Inc.                                3,322           58,135*
    Redback Networks, Inc.                               7,372          302,252*
    Viant Corporation                                    2,568           10,192*
                                                                  --------------
                                                                        503,669
                                                                  --------------
CHEMICALS & ALLIED PRODUCTS             (0.0%)
    Ventro Corp.                                         2,578            2,578*
                                                                  --------------
COMPUTER INTEGRATED SYSTEMS DESIGN      (8.7%)
    Bea Systems, Inc.                                   18,923        1,273,754*
    Broadvision, Inc.                                   12,628          149,168*
    Inktomi Corp.                                        5,608          100,243*
    Network Appliance, Inc.                             15,777        1,013,426*
    Priceline.Com                                        9,287           12,189*
    Razorfish, Inc.                                      5,066            8,232*
    Tibco Software, Inc.                                 9,531          456,892*
    Webmethods, Inc.                                     2,321          206,424*
                                                                  --------------
                                                                      3,220,328
                                                                  --------------
COMPUTER PERIPHERAL EQUIPMENT          (13.0%)
    Cisco Sytems                                        73,762        2,821,397*
    Juniper Networks, Inc.                              15,863        1,999,729*
                                                                  --------------
                                                                      4,821,126
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

E*TRADE E*Commerce Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES       VALUE
                                                     -----------  --------------
COMPUTER PROGRAMMING SERVICES           (1.1%)
    Entrust Technologies, Inc.                           2,754    $      35,802*
    Mercury Interactive Corp.                            4,016          362,444*
                                                                  --------------
                                                                        398,246
                                                                  --------------
COMPUTER RELATED SERVICES               (0.1%)
    Marchfirst, Inc.                                     7,394           11,091*
    Scient Corp.                                         4,011           13,036*
                                                                  --------------
                                                                         24,127
                                                                  --------------
COMPUTER STORAGE DEVICES                (8.1%)
    EMC Corp.                                           45,135        3,001,477
                                                                  --------------
DATA PROCESSING & PREPARATION           (5.1%)
    First Data Corp.                                    20,823        1,097,112
    Verisign, Inc.                                       9,760          724,070*
    Webmd Corp.                                          9,273           73,604*
                                                                  --------------
                                                                      1,894,786
                                                                  --------------

ELECTRONIC COMPUTERS                   (19.8%)
    Compaq Computer Corp.                               85,781        1,291,004
    Dell Computer Corp.                                 54,541          951,059*
    Gateway 2000, Inc.                                  16,254          292,409*
    International Business Machines                     37,331        3,173,135
    Sun Microsystems, Inc.                              58,044        1,617,977*
                                                                  --------------
                                                                      7,325,584
                                                                  --------------
ELECTRONIC PARTS & EQUIPMENT            (0.3%)
    Checkfree Corp.                                      2,917          125,612*
                                                                  --------------
FINANCIAL SERVICES                      (0.8%)
    Countrywide Credit Industries, Inc.                  5,724          287,631
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

E*TRADE E*Commerce Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES       VALUE
                                                     -----------  --------------
HEALTH & PERSONAL CARE                  (0.2%)
    Sapient Corp.                                        5,944    $      70,956*
                                                                  --------------
INFORMATION RETRIEVAL SERVICES          (9.9%)
    Amazon.Com Inc.                                     17,770          276,546*
    America on Line, Inc.                               49,465        1,721,382
    Chinadotcom Corp.                                    4,477           20,147*
    Commerce One, Inc.                                   7,861          198,982*
    Ebay, Inc.                                          13,260          437,580*
    Sabre Group Holdings, Inc.                           6,516          281,003*
    Yahoo!, Inc.                                        23,555          710,699*
                                                                  --------------
                                                                      3,646,339
                                                                  --------------
PREPACKAGED SOFTWARE                   (25.2%)
    Ariba, Inc                                          11,914          640,378*
    Check Point Software Technologies
       Ltd.                                              6,900          921,581*
    E.Piphany, Inc.                                      2,457          132,524*
    Internet Security Systems, Inc.                      2,107          165,268*
    Intuit Software                                     10,273          405,141*
    I2 Technologies, Inc.                               19,544        1,062,705*
    Microsoft Corp.                                     56,186        2,444,091*
    Network Associates, Inc.                             7,006           29,338*
    Novell, Inc.                                        16,780           87,571*
    Oracle Systems Corp.                               110,128        3,200,595*
    Vignette Corp.                                      11,535          207,630*
                                                                  --------------
                                                                      9,296,822
                                                                  --------------
RETAIL SALES                            (0.0%)
    Webvan Group, Inc.                                  25,991           12,183*
                                                                  --------------
SECURITY BROKERS & DEALERS              (5.2%)
    Ameritrade Holding Corp. Class A                     7,991           55,937*
    E*TRADE Group, Inc.                                 14,857          109,570*
    Knight Trading Group, Inc.                           6,226           86,775*
    Schwab, Charles Corp.                               58,645        1,664,052
                                                                  --------------
                                                                      1,916,334
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

E*TRADE E*Commerce Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES       VALUE
                                                     -----------  --------------
STATE COMMERCIAL BANKS                  (0.0%)
    Security First Technologies                          2,739    $      14,380*
                                                                  --------------
TELEPHONE COMMUNICATIONS                (1.1%)
    Exodus Communications, Inc.                         20,827          416,540*
                                                                  --------------
TELEPHONE & TELEGRAPH APPARATUS         (0.0%)
    Covad Communications Group, Inc.                     7,841           12,986
                                                                  --------------
  TOTAL INVESTMENTS (Cost $65,847,767) (100.3%)                      37,087,110
 LIABILITIES IN EXCESS OF
   OTHER ASSETS                        (-0.3%)                        (107,477)
                                                                  --------------
NET ASSETS                             (100.0%)                   $   36,979,633
                                                                  ==============
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

E*TRADE E-COMMERCE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000
--------------------------------------------------------------------------------
ASSETS
Investments at-value (cost: $65,847,767) (Note 1)..................$ 37,087,110
Dividends receivable...............................................       2,561
Interest receivable................................................         716
Receivable for investment securities sold..........................     589,042
Receivable for fund shares sold....................................      40,801
                                                                   ------------
        TOTAL ASSETS ..............................................  37,720,230
                                                                   ------------
LIABILITIES
Accrued administration fee (Note 2)................................      25,362
Accrued advisory fee (Note 2) .....................................       9,058
Disbursements in excess of cash....................................     232,006
Payable for fund shares redeemed...................................     474,171
                                                                   ------------
        TOTAL LIABILITIES .........................................     740,597
                                                                   ------------
TOTAL NET ASSETS ..................................................$ 36,979,633
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital ...................................................  65,276,859
Net investment loss................................................    (653,009)
Net realized gain on investments...................................   1,116,440
Net unrealized depreciation of investments ........................ (28,760,657)
                                                                   ------------
TOTAL NET ASSETS ..................................................$ 36,979,633
                                                                   ============
SHARES OUTSTANDING (UNLIMITED AUTHORIZED, PAR VALUE $.01)  ........   5,026,119
                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ....$       7.36
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

E*TRADE E-COMMERCE INDEX FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends.........................................................$     52,126
 Interest .........................................................      30,386
                                                                   ------------
                 TOTAL INVESTMENT INCOME...........................      82,512
                                                                   ------------
EXPENSES (NOTE 2):
Advisory fee.......................................................     193,558
Administration fee ................................................     541,963
Trustee fees.......................................................       1,445
                                                                   ------------
                 TOTAL EXPENSES BEFORE WAIVER OF TRUSTEE FEES .....     736,966

Waived trustee fees (Note 2).......................................      (1,445)
                                                                   ------------
                 NET EXPENSES......................................     735,521
                                                                   ------------
NET INVESTMENT LOSS................................................    (653,009)
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized gain on sale of investments ..........................   9,041,071
Change in unrealized appreciation/(depreciation) of investments ... (41,248,575)
                                                                   ------------
        NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS............ (32,207,504)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
        OPERATIONS ................................................$(32,860,513)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

E*TRADE E-COMMERCE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      Period from
                                                                                                    October 22, 1999
                                                                                                     (commencement
                                                                                    Year             of operations)
                                                                                    ended               through
                                                                               December 31, 2000    December 31, 1999
                                                                               -----------------    -----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss ...........................................................     $  (653,009)         $   (30,593)
Net realized gain on sale of investments.......................................       9,041,071                  -
Change in unrealized appreciation/(depreciation) of investments ...............     (41,248,575)          12,487,918
                                                                                    -----------          -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............     (32,860,513)          12,457,325
                                                                                    -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS-

Distributions from net realized gain on sale of investments....................      (7,924,631)                 -
                                                                                    -----------          -----------
TRANSACTIONS IN SHARES OF COMMON STOCK:

Net proceeds from sale of shares ..............................................      65,102,914           52,838,630
Value of shares issued in reinvestment of dividends and distributions..........       7,557,282                  -
Cost of shares redeemed .......................................................     (58,035,063)          (2,467,956)
                                                                                    -----------          -----------
NET INCREASE IN NET ASSETS FROM TRANSACTIONS IN SHARES OF COMMON STOCK ........      14,625,133           50,370,674
                                                                                    -----------          -----------

REDEMPTION FEES ...............................................................         287,401               24,244
                                                                                    -----------          -----------

NET INCREASE/(DECREASE) IN NET ASSETS .........................................     (25,872,610)          62,852,243

NET ASSETS:

Beginning of period ...........................................................      62,852,243                  -
                                                                                    -----------          -----------
END OF PERIOD .................................................................     $36,979,633          $62,852,243
                                                                                    ===========          ===========

SHARE TRANSACTIONS:

Number of shares sold..........................................................       4,182,179            4,245,512
Number of shares reinvested....................................................         943,547                  -
Number of shares redeemed......................................................      (4,170,757)            (174,362)
                                                                                    -----------          -----------
NET INCREASE IN SHARES OUTSTANDING.............................................         954,969            4,071,150
                                                                                    ===========          ===========

   The accompanying notes are an integral part of these financial statements.

E*TRADE E-COMMERCE INDEX FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                            Period from
                                                                                         October 22, 1999
                                                                                            commencement
                                                                           Year            of operations)
                                                                          ended               through
FOR A SHARE OUTSTANDING FOR THE PERIOD                               December 31, 2000   December 31, 1999
                                                                     -----------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD ................................$          15.44    $          10.00
                                                                     ----------------    ----------------
INCOME FROM INVESTMENT OPERATIONS:
        Net investment loss .........................................           (0.13)              (0.01)
        Net realized and unrealized gain/(loss) on investments ......           (6.18)               5.44
                                                                     ----------------    ----------------
        TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ..............           (6.31)               5.43
                                                                     ----------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS
        Distributions from net realized gains........................           (1.82)                 -
                                                                     ----------------    ----------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL.............................            0.05                0.01
                                                                     ----------------    ----------------

NET ASSET VALUE, END OF PERIOD ......................................$           7.36    $          15.44
                                                                     ================    ================

TOTAL RETURN ........................................................          (41.52%)             54.40%(1)
RATIOS / SUPPLEMENTAL DATA:
        Net assets, end of period (000s omitted) ....................$         36,980    $         62,852
        Ratio of expenses to average net assets  ....................            0.95%(3)            0.95%(2)(3)
        Ratio of net investment loss to average net assets...........           (0.84%)             (0.52%)(2)
        Portfolio turnover rate......................................           76.90%               0.00%(1)
----------

(1) For the period October 22, 1999 (commencement of operations) to December 31, 1999 and not indicative of a full year's operating results.
(2)     Annualized.
(3) The Investment Advisor voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period October 22, 1999
        (commencement of operations)   through May 9, 2000. Even if such
        action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.95% for the period from October 22, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

   The accompanying notes are an integral part of these financial statements.

E*TRADE E-COMMERCE INDEX FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1.    SIGNIFICANT ACCOUNTING POLICIES

E*TRADE E-Commerce Index Fund (the "Fund") is a non-diversified series of E*TRADE Funds (the "Trust"), an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware business trust and was formed on November 4, 1998. As of December 31, 2000 the Trust consisted of ten series: the E*TRADE S&P 500 Index Fund, the E*TRADE Bond Index Fund, the E*TRADE Extended Market Index Fund, the E*TRADE International Index Fund, the E*TRADE E-Commerce Index Fund, the E8TRADE Technology Index Fund, the E*TRADE Global Titans Index Fund, the E*TRADE Russell 2000 Index Fund, the E*TRADE Financial Sector Index Fund and the E*TRADE Premier Money Market Fund. These financial statements contain the E*TRADE E-Commerce Index Fund.

The Fund's investment objective is to provide investment results that attempt to match, before fees and expenses, the total return of the stocks comprising the Goldman Sachs E-Commerce (GSEC(TM)) Index*. The Fund seeks to achieve its objective by investing substantially all of its assets in the same stocks and in substantially the same percentages as the stocks that comprise the GSEC(TM) Index.

* "GSEC(TM)" is a trademark of Goldman, Sachs & Co. and has been licensed for use by E*TRADE Asset Management, Inc., the Investment Advisor, for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates and neither Goldman, Sachs & Co. nor any of its affiliates makes any representation regarding the advisability of investing in the Fund.

The following is a summary of significant accounting policies which are consistently followed by the Funds in the preparation of their financial statements and which are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF ACCOUNTING

The Fund used the accrual method of accounting for financial reporting purposes.

INVESTMENT POLICY AND SECURITY VALUATION

Investments are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded.
Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid

E*TRADE E-COMMERCE INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

price.   Short-term   debt   securities  are  valued  at  amortized  cost  which
approximates market value. Restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the supervision and responsibility of the Fund's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Revenue is recognized as follows: dividend income is recognized on the ex-dividend date and interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income are declared and distributed quarterly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December. Such distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may impact net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

FEDERAL INCOME TAXES

The Fund is treated as a separate entity from each other series of the Trust for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund must distribute annually all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at December 31, 2000.

REDEMPTION FEES

Shares redeemed after September 30, 2000 and held in the Fund for less than four months are subject to a redemption fee of 1.00%, calculated as a percentage of redemption proceeds. Prior to October 1, 2000, the fee was charged on redemptions transacted wihtin six months from the date of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

E*TRADE E-COMMERCE INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

2.    AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

E*TRADE Asset Management, Inc. (the "Investment Advisor"), a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE Group"), serves as the investment advisor for the Fund pursuant to an investment advisory agreement ("Advisory Agreement"). For its services as investment advisor, the Investment Advisor is paid by the Fund a fee at an annual rate of 0.25% average daily net assets.

Barclays Global Fund Advisors, Inc. ("BGFA") serves as the Fund's investment sub-advisor. For its services, BGFA is paid by the Investment Advisor a fee calculated at an annual rate equal to 0.20% of the Fund's average daily net assets on amounts up to $200 million, 0.15% of average daily net assets on amounts between $200 million and $500 million, and 0.12% of average daily net assets above $500 million. BGFA, is a direct subsidiary of Barclays Global Investors, N.A. which, in turn, is an indirect subsidiary of Barclays Bank PLC.

The Investment Advisor also provides administrative services to the Fund, pursuant to an administrative services agreement ("Administrative Agreement"). Services provided by the Investment Advisor acting as administrator include, but are not limited to: coordinating the services performed by the transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; preparing and supervising the preparation of periodic reports to the Fund's shareholders; generally supervising regulatory compliance matters; providing, at its own expense, the services of its personnel to serve as officers of the Trust; monitoring and reviewing the Fund's contracted services and expenditures; and report to the Board of Trustees concerning its activities pursuant to the Administration Agreement. The Fund pays the Investment Advisor a monthly fee calculated at an annual rate of 0.70% of the average daily net assets for its services as administrator of the Fund.

PFPC Inc. ("PFPC") serves as the Fund's sub-administrator. PFPC also serves as the Fund's transfer agent and dividend disbursing agent. PFPC Trust Company, an affiliate of PFPC, serves as the Fund's custodian.

E*TRADE Securities, Inc., a wholly owned subsidiary of E*TRADE Group, serves as the shareholder servicing agent (the "Shareholder Servicing Agent") for the Fund. The Shareholder Servicing Agent provides personal services to the Fund's shareholders and maintains the Fund's shareholder accounts. E*TRADE Securities, Inc. also serves as the principal underwriter of the Fund. Such services were provided at no cost to the Fund for the fiscal year ended December 31, 2000.

Subject to a limitation of 0.0049% of the Fund's average daily net assets, the Fund was obligated to pay Trustee fees and expenses and certain other direct expenses of the Fund. The Investment Advisor voluntarily agreed to reimburse such expenses for the period October 22, 1999 (commencement of operations) through May 9, 2000. Effective May 9, 2000, such trustee fees and expenses are no longer a direct expense of the Fund, but rather those expenses are paid by the Investment Advisor pursuant to an amendment to the Administrative Agreement.

E*TRADE E-COMMERCE INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

3.    PORTFOLIO SECURITIES LOANED

The Fund may participate in securities lending, in which securities are lent to certain securities dealers in exchange for cash collateral equal to 102% of the initial market value of the domestic securities lent and 105% of the initial market value of the non-U.S. securities lent. The amount of collateral is adjusted daily for changes in the market value of securities lent but at no subsequent period would the cash collateral equal less than 100% of the market value of securities lent. The Fund retains a beneficial interest in the collateral held. The Investment Advisor monitors the creditworthiness of all parties to which securities are lent. The Fund charges the corresponding party interest on the market value of securities lent. The Fund did not have any securities lending activity during the fiscal year ended December 31, 2000.

4.    FUTURES CONTRACTS

The Fund may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund is required to segregate cash, U.S. Government obligations or other liquid securities in connection with futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The Fund did not enter into any futures contracts during the fiscal year ended December 31, 2000.

E*TRADE E-COMMERCE INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

5.    REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Repurchase agreements are transactions involving purchases of securities under agreements to resell such securities at a specified price and time are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Schedule of Investments. The Fund's Statement of Additional Information requires that the cash investments be fully collateralized based on values that are marked to market daily. The Fund's Custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. The Fund's Investment Advisor monitors, on an ongoing basis, the value of the collateral to assure that it always equals or exceeds the repurchase price. There were no repurchase agreements entered into by the Fund during the fiscal year ended December 31, 2000.

6.    INVESTMENT PORTFOLIO TRANSACTIONS

Purchases  and  sales  of  investments,   exclusive  of  short-term  securities,
aggregated $65,266,972 and $57,685,309, respectively, for year ended December 31, 2000.

7.    UNREALIZED APPRECIATION/DEPRECIATION - TAX BASIS

At December 31, 2000, net unrealized depreciation on investments for federal income tax purposes was comprised of the following:

                  Unrealized       Unrealized     Net Unrealized
                 Appreciation     Depreciation     Depreciation
                 ------------     ------------    --------------
                  $1,975,577       $30,736,234     $28,760,657

At December 31, 2000, the cost basis of the investments for federal income tax purposes was $66,966,495.

8.    CHANGE IN ACCOUNTING POLICY

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Fund's financial statements. These changes are not expected to have any material impact on the net assets of the Fund.

INDEPENDENT AUDITORS' REPORT
----------------------------


To the Board of Trustees and Shareholders of E*TRADE Funds:

We have audited the accompanying statement of assets and liabilities of E*TRADE E-Commerce Index Fund (the "Fund") (one of ten funds comprising the E*TRADE Funds), including the schedule of investments, as of December 31, 2000 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 22, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the E*TRADE E-Commerce Index Fund as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period October 22, 1999 (commencement of operations) to December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Los Angeles, California
February 21, 2001